                                                                   Exhibit 23(a)

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in this Amendment No.1 to Registration Statement No. 333-54746 of NetIQ Corporation on Form S-4 of our reports dated July 17, 2000, appearing in the Annual Report on Form 10-K of NetIQ Corporation for the year ended June 30, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELIOTTE & TOUCHE LLP

San Jose, California

February 21, 2001